UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                                                                                                           March 24, 2009

PGT, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-52059	20-0634715
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1070 Technology Drive, North Venice, Florida, 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PGT, Inc. is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed on March 5, 2009 in order to replace, in its entirety, the agreement filed as exhibit 10.1 therein, with the amended agreement filed as exhibit 10.1 herein.

ITEM 1.01.                                Entry into a Material Definitive Agreement.

On March 24, 2009, PGT, Inc., through its wholly-owned subsidiary PGT Industries, Inc. (the “Company”) entered into an amended Market Alliance Agreement (the “Amended Agreement”) with E. I. du Pont de Nemours and Company (“Dupont”) for the supply by Dupont and the purchase by the Company of SentryGlas® Plus, ionoplast structural interlayer produced by DuPont and sold pursuant to the Amended Agreement. A copy of the Amended Agreement is included herein as Exhibit 10.1.

ITEM 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, Inc.

	By:	/s/ Mario Ferrucci III
Name: Mario Ferrucci III
Title: Vice President and General Counsel
Dated: March 26, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amended Marketing Alliance Agreement entered into as of March 24, 2009, by and between E. I. du Pont de Nemours and Company, through its Packaging & Industrial Polymers business, and PGT Industries, Inc.